                                                                 EXHIBIT 10.2(a)

FRAMEWORK AGREEMENT, SIMEX AS - BRODRENE KVERNELAND BRYNE AS.

1.       THE EXTENT OF THE AGREEMENT.
         This agreement concerns company cars, plus employees who present a written confirmation for driving allowance for a minimum of 6000 kilometers in connection with business - also in 100% owned subsidiaries/mother companies.

2.       VALIDITY
         This agreement runs until terminated by one of the parties, after a three months notice. In case of material breach, the other party has the right to terminate the agreement without further notice.

         Even though the agreement is terminated, the parties' contractual duties persist to be in force.

         Both parties may at any time ask for new negotiations, in order to alter and amplify the agreement.

         This agreement applies to cars from Brodrene Kverneland Bryne AS.

3.       MODEL/DISCOUNTS/EQUIPMENT.

-------------------------------------------------------------------------------------------------------------
PASSENGER CARS                       COMPANY CARS                        CARS  WITH  DRIVING
                                                                         ALLOWANCE  FOR MIN. 6000
                                                                         KILOMETERS.
-------------------------------------------------------------------------------------------------------------
KA                                   12%                                 9%
-------------------------------------------------------------------------------------------------------------
FIESTA                               13%                                 10%
-------------------------------------------------------------------------------------------------------------

ESCORT                               13.5%                               11%
-------------------------------------------------------------------------------------------------------------
FOCUS                                13.5%                               11.5%
-------------------------------------------------------------------------------------------------------------
MONDEO                               14.5%                               12%
-------------------------------------------------------------------------------------------------------------
GALAXY                               13%                                 11%
-------------------------------------------------------------------------------------------------------------
COUGAR                               12%                                 10%
-------------------------------------------------------------------------------------------------------------
VANS
-------------------------------------------------------------------------------------------------------------
COURIER                              11%                                 9%
-------------------------------------------------------------------------------------------------------------
TRANSIT                              15.5%                               12.5%
-------------------------------------------------------------------------------------------------------------
GALAXY                               13%                                 11%
-------------------------------------------------------------------------------------------------------------


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

         The discount applies to both the cars and equipment installed by the car manufacturer.

         EQUIPMENT INSTALLED BY BRODRENE KVERNELAND AS (NET PRICES).

--------------------------------------------------------------------------------------------------------------------
CAR           FIESTA/     ESCORT      FOCUS       FOCUS      MONDEO      MONDEO      GALAXY     COURIER      Transit
MODEL         KA                                station
                                      5 door      wagon      5 door     station
                                                                         wagon
--------------------------------------------------------------------------------------------------------------------
Winter        4470,-      5674,-      6270,-      6616,-      5795,-      5795,-      7434,-      4140,-      7875,-
wheels
with
spikes
--------------------------------------------------------------------------------------------------------------------
Winter        4221,-      5776,-      6334,-      6746,-      5846,-      5846,-      7389,-      4029,-
wheels
--------------------------------------------------------------------------------------------------------------------
Tow           5144,-      3685,-      3450,-      3950,-      3225,-      3931,-      4781,-      3464,-      3098,-
bar
--------------------------------------------------------------------------------------------------------------------
Roof          1393,-.     1150,-      1266,-      1457,-      1266,-      1457,-      1225,-      1386,-      1138,-
rack
--------------------------------------------------------------------------------------------------------------------
First          340,-       340,-       340,-       340,-       340,-       340,-       340,-       340,-       340,-
aid kit

--------------------------------------------------------------------------------------------------------------------
Engine        1426,-      1557,-      1557,-      1557,-      1557,-      1557,-      1695,-      1331,-      1714,-
heater
--------------------------------------------------------------------------------------------------------------------
Adverti                                                                               3950,-      3950,-      3950,-
sement
--------------------------------------------------------------------------------------------------------------------

         All prices includes installation and VAT.

         Advertisements are to be fitted by "Alfabet". The cost of the advertisement is part of the leasing agreement. Brodrene Kverneland Bryne AS will not reserve any profit on the invoiced price, but will claim the real costs connected with the fitting of the advertisement, covered.

         Ahead of delivery to Simex AS, there are to be installed handsfree sets for mobile phones in all company cars. The invoice for this equipment and the installation, is to be sent from "Bilradio Spesialisten" to Simex AS.

         Other kinds of equipment delivered and fitted by Brodrene Kverneland Bryne AS; When delivering a new car, 20% discount is given, based on the recommended retail price at Brodrene Kverneland.


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

4.       ORDER
         Simex contact person in matters of ordering company cars, with reference to this agreement, is Bjorn H. Okland.

         Brodrene Kverneland Bryne AS' contact person is sales executive Trond Olav Salte.

         All orders for company cars, with reference to this agreement, are to be written. The orders are to be signed by the contact person/the procurist. Employees, with or without a driving allowance, may contact trond Olav Salte directly.

5.       INVOICING AND TERMS OF PAYMENT
         The invoice is to be drawn at delivery.

         When purchasing cars, the term of payment are cash payment at delivery.

         The service agreements are normally invoiced quarterly. The invoice becomes due for payment 45 days after the date of invoice.

         In cases of late payment, more interest, in accordance with the law on more interest, will be charged.

6.       GUARANTEES
         All new Ford models if delivered with a 12 months guarantee, independent of the mileage.
         6 years guarantee against corrosive attack, except Focus which have a 12 years guarantee against corrosive attack.
         In addition, the "Kverneland guarantee", which applies to all company cars which are part of a service and maintenance agreement.

7.       SERVICE AND MAINTENANCE AGREEMENTS


---------------------------------------------------------------------------------------------------------
3 years                   Km. 60000,    Km. 60000,   Km 75000,    Km 75000,     Km 90000,    Km 90000,

                            gas           diesel       gas          diesel        gas          diesel
---------------------------------------------------------------------------------------------------------
Fiesta/ KA                                             0,20         0,20          0,20
---------------------------------------------------------------------------------------------------------
Escort                      0,20                       0,20         0,20          0,20
---------------------------------------------------------------------------------------------------------
Mondeo                      0,20          0,20         0,20         0,20          0,20         0,20
---------------------------------------------------------------------------------------------------------
Galaxy                      0,20          0,24         0,24         0,24          0,24         0,20
---------------------------------------------------------------------------------------------------------
Courier                     0,20          0,20         0,20         0,20          0,20         0,20
---------------------------------------------------------------------------------------------------------
Transit                     0,24          0,24         0,24         0,24          0,24         0,24
---------------------------------------------------------------------------------------------------------

         The prices are ex. VAT.


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

         Enclosed are the detailed service and maintenance agreement.

8.       ANNUAL TAXES/REGISTRATION FEE
         Annual taxes, settled by the government (1999: NOK 1965,-), and registration fee, NOK 900,-, for all new cars.

9.       RE-PURCHASE RATES/RESTVALUES
         Restvalues, passenger cars:


-------------------------------------------------------------------------------------------
CARMODEL                   KM 60000                   KM 75000                   KM 90000
-------------------------------------------------------------------------------------------
Focus 1.6 5d.               59,81%                     56,55%                     51,11%
-------------------------------------------------------------------------------------------
Focus 1.6, stw.             61,04%                     57,80%                     52,32%
-------------------------------------------------------------------------------------------
Mondeo   1.8,   Ghia        60,72%                     57,41%                     51,89%
4d/5d
-------------------------------------------------------------------------------------------
Mondeo   1.8    Ghia        61,96%                     58,64%                     53,11%
4d/5d
-------------------------------------------------------------------------------------------

         In addition:
         Sunroof: NOK 2000,-
         Air condition: NOK 2500,-
         Radio: NOK 1000,-
         Winter wheels with spikes: NOK 1000,-.

         ALL PERCENTAGES ARE CALCULATED ON BASIS OF THE INVOICED PRICE ON THE CAR ONLY, AFTER THE DISCOUNTS ARE DRAWN. EQUIPMENT, WHICH ENTITLES AN INCREASE IN THE RE-PURCHASE RATE, ARE TO BE ADDED TO THE CALCULATED RESTVALUE.

         Restvalues, vans:


----------------------------------------------------------------------------------------------------------
CARMODEL                   3    yrs/    3    yrs/      3    yrs/   3    yrs/    3     yrs/      3    yrs/
                           30000 km     40000 km       50000 km    60000 km      75000 km       90000 km
----------------------------------------------------------------------------------------------------------
Courier, diesel             47,49%       46,43%        45,38%       44,32%        41,16%        36,94%
----------------------------------------------------------------------------------------------------------
Courier, gas                47,10%       46,05%        45,01%       43,96%        40,82%        36,63%
----------------------------------------------------------------------------------------------------------
Transit 100 S diesel        41,66%       40,56%        39,47%       38,37%        35,08%        30,70%
----------------------------------------------------------------------------------------------------------
Transit   120  S   T        42,00%       40,89%        39,79%       38,68%        35,37%        30,95%
----------------------------------------------------------------------------------------------------------

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

----------------------------------------------------------------------------------------------------------
diesel
----------------------------------------------------------------------------------------------------------
Galaxy 2.0i Flight          56,01%       54,93%        53,85%       51,70%        46,85%        43,08%
----------------------------------------------------------------------------------------------------------

         In addition:
         Air condition: NOK 2500,-
         Radio: NOK 600,-
         Winter wheels with spikes: NOK 1000,-.

         ALL PERCENTAGES ARE CALCULATED ON BASIS OF THE INVOICED PRICE ON THE CAR ONLY, AFTER THE DISCOUNTS ARE DRAWN. EQUIPMENT, WHICH ENTITLES AN INCREASE IN THE RE-PURCHASE RATE, ARE TO BE ADDED TO THE CALCULATED RESTVALUE.

         All restvalues may be adjusted in accordance with price regulations or change in the state of the market for re-purchase cars. This applies to future purchases only, not existing agreements. Simex are to be notified immediately if adjustments are to be carried out.

10.      EVALUATION/RE-PURCHASE
         In connection with handing in cars, Brodrene Kverneland Bryne AS will evaluate the car. A neutral valuer may be appointed on own account. This evaluation will be evaluated against the evaluation carried out by Brodrene Kverneland Bryne AS. Any discrepancies on this point may be solved by negotiations. If the evaluation from the neutral valuer, differs from the evaluation from Brodrene Kverneland Bryne AS, this evaluation is to be considered as the basis for the calculation of pakost

         If the car, at delivery, has been driven further than the agreed mileage, either NOK 0,80 per km for passenger cars and 0,40 per km for vans, will be invoiced, or Brodrene Kverneland Bryne and Simex agree upon an amount which is to be paid by the user, based on the exceeded mileage. A sensible evaluation is to be made, on the basis of a realistic evaluation of the cars' decrease in value and the exceeded mileage.

         The part exchange price is determined by that all services have been observed at a certified Ford-distributor. Necessary repairs in order to maintain damage beyond normal wear and tear, is to be subtracted from the re-purchase value according to rate.

         SERVICE- AND MAINTENANCE AGREEMENT WHEN HANDING IN LEASED CARS

         When the cars are handed in to Brodrene Kverneland Bryne AS, a calculation is to be made in order to find out whether Simex has paid to little/much in proportion to the mileage of the individual car. Simex has to pay for a minimum of 45000 km.

         A settlement will be prepared annually, regarding the difference between agreed and actual mileage. This applies to rest values and service-and maintenance agreements.




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

11.      COURTESY CAR
         In cases of service/damage/claims at our workshops, a courtesy car will be at the disposal for all users of cars with service, and maintenance agreements. A reservation in advance is required.

12.      FORD BUSINESS PARTNER
         Ford Credit has developed a system for the administration of cars, which includes finance, service, insurance and gascard, with reference to the need.

         By leasing through Ford Credit, Simex is offered the best conditions available.

13.      FOR BUSINESS PARTNER FINANCING
         For users with mileage allowance, this will be a very favourable offer. Users with mileage allowance exceeding 6000 km. per year is offered a 0% cash loan. The user is secured a guaranteed re-purchase value/part exchange guarantee, which renders a good overview of the car costs possible.

14.      FORCE MAJEURE
         Circumstances beyond a party's control, and which occurs after the entering of the agreement and impede its fulfillment, are to be considered a cause for exception. The party who wish to plead such a circumstance, shall, without intermission, notify the other party in writing.

15.      DELIVERY
         Order from factory:                8-12 weeks
         Order form own storehouse:         2-3 weeks

         The car is delivered with 1/2 tank of gas, warning triangle and rubber mats. The car is marked with Simex-dekaler in accordance with the regulations.

         If the cars are delayed from the factory, Brodrene Kveneland Bryne shall notify Simex without intermission.

         Brodrene Kverneland Bryne AS delivers all new cars to Simex AS' main office at Forus.

         On delivery to other places in Norway, i.e. bergen, Brodrene Kverneland Bryne AS, will bring the car to the port of Sandnes. The cars are transported by ship to bergen, where he car is picked up by the buyer. (vice verse when handing inn leased cars).

         Freight charge (boat/car/train from Sandnes to Bergen) for the cars to and from i.e. Bergen, is in its entirety charged Simex AS.

16.      FINANCING
         All cars are to be financed through Westbroker Finans AS, contact person is Bernt Lie.

17. LEASED CARS BOUGHT BY SIMEX AS AFTER EXPIRATION OF LEASING AGREEMENT. Brodrene Kverneland Bryne AS will add 10% profit to the restvalue on cars which restvalue are less than NOK 100000,-.


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

         Brodrene Kverneland Bryne AS will add 7% profit to the restvalue on cars which restvalue exceed NOK 100000,-.

         When the individual leasing agreement expires, Simex AS is free to prolong the leasing period. If the leasing period is prolonged, it shall apply for a minimum of 1 year, after the expiration of the leasingperiod of 3 years. If the leasingperiod is prolonged, the rest value guarantee from Brodrene Kverneland Bryne AS no longer applies. In cases of resale, Brodrene Kverneland Bryne AS has a right of preemption, based on normal writedown, which is 15% per year, the basis for the writedown is the restvalue after 3 years.

18.      OTHER
         All adjustments or circumstances that may affect this agreement, shall immediately be notified to the suffering party (the party which is affected by the amendment). This point is mutual.

19.      LAW
         Norwegian law is applicable among the parties. If a dispute appears, with reference to this agreement, the dispute shall seek a settlement through negotiations. If negotiations do not lead anywhere within 1 month, the dispute is to be referred to arbitration. The fact that a dispute has been referred to arbitration, does not solely decharge the parties from fulfilling their contractual duties.


                               ...26...March 1999

         (sign)                                   (sign)
         -------------------------------          ---------------------------
         Brodrene Kverneland Bryne AS             Simex AS
         Trond Olav Salte                         Bjorn Hilleroy Okland


         (sign)                                   (sign)
         -------------------------------          ---------------------------
         Brodrene Kverneland Bryne AS             Simex As
         Arve Edland                              Elmer Lunde


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

         SERVICE/MAINTENANCE AGREEMENT

         SS.1.    TERMS OF PAYMENT
         Agreed sum is to be paid in arrears quarterly, net per 45 days. If payment fails to appear, the agreement may be terminated with immediate effect.

         SS.2.    THE EXTENT OF THE AGREEMENT.
         The agreed price for maintenance covers:
         a) Service in accordance with the instructionbook FORD MOTOR NORGE A/S, which is present in all cars.
         b)  Repairs as a result of normal wear and tear.
         c)  Free rental car ex. gas for the duration of the service.
         d) If Simex' cars (Ford) are in need of temporary expedient, independent of the time of day/night, available temporary expedient shall be contacted. Any disbursement will be covered by Brodrene Kverneland A/S.

         TEMPORARY EXPEDIENT TELPH. 51583644 (Stavanger) or 91620200 (Bryne).

         e) Users of cars in Hordaland shall have the service etc. done at Ford-dealer Mathisen Laksevag.
             The contact person at Mathisen Laksevag is Terje Paulsen.

         SS.3.    USE AND MAINTENANCE.
         The seller's obligations according to this agreement is dependent upon that the buyer shows normal caution and follows the instructions set out for the use of the vehicle, according to the instructionbook and directions given by FORD NORGE A/S, on oiling and change of oil.
         The vehicle must be used in normal operating condition, and must not be overloaded. The vehicle must mainly be used in the part of the country and to the purposes agreed upon. It is a condition that the vehicle at all times is in a condition according to the regulations, and that the seller is contacted as soon as an error is uncovered, in order to avoid unnecessary damage.
         The sellers workshop is to be used to the extent possible. If this is not possible, the closest Ford dealer is to be contacted.
         In Bergen the Ford dealer Mathisen Laksevag (Terje Paulsen Tlph. 55942200) shall/ought to be contacted, in order to carry out normal maintenance without requisition from Br. Kverneland.
         No repairs made outside Brodrene Kvernelands divisions will be paid, without an approved requisition from Br. Kverneland.

         SS.4.    COSTS PAID BY THE BUYER.
         Unless other is specifically agreed upon, this maintenance agreement does not cover i.e.:
         -        Gas, diesel
         -        Daily maintenance, i.e. wash, polish
         -        Filling oil and rinsing fluid, in between the services
         -        Change of wheels according to normal wear and tear and
                  damage.
         -        Maintenance and repairs on unspecified equipment


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

         -        Finish on chrome and paint
         - Damaged caused by car crash, collision, careless use etc. In these cases the sellers car body workshop is to be used.
         -        Traffic damage and damage caused by natural disasters
         -        Salavage costs and towing
         - Maintenance and repair as a result of irregular use of the car.

         SS.5.    EXCHANGE PARTS
         All items replaced, fall to the seller.

         SS.6.    SETTLEMENT
         If the agreement is terminated before the agreed time of expiration, the settlement will be based on the actual mileage.

         HAND IN OF LEASED CAR:
         When the car is delivered to Br. Kverneland bryne AS, a calculation is to be made in order to find out whether Simex has paid too little/ much in proportion to the mileage of the individual car. Simex has to pay for a minimum of 45000 km. The settlement is to be made annually.

         SS.7.    FORCE MAJEURE
         The seller may plead force majeure when circumstances beyond his control makes him unable to fulfil the duties set down in this agreement. Alterations in toll and taxes i.e. according to government regulations will entail similar amendments of the prices set down in this agreement. If the agreed prices hereby is changed substantially, The buyer has the right to terminate the agreement with immediate effect.

         SS.8.    DELEGATION
         The agreement may not be transferred to a third party, without written approval from the seller.

         SS.9.    LAW
         Norwegian law is applicable among the parties. If a dispute appears, with reference to this agreement, the dispute shall seek a settlement through negotiations. If negotiations do not lead anywhere within 1 month, the dispute is to be referred to arbitration. The fact that a dispute has been referred to arbitration, does not solely decharge the parties from fulfilling their contractual duties.


                               ...26...March 1999


         (sign)                                  (sign)
         --------------------------              ----------------------------
         Brodrene Kverneland Bryne AS            Simex AS
         Trond Olav Salte                        Bjorn Hilleroy Okland


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